UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

☒ Filed by the Registrant	☐ Filed by a Party other than the Registrant

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☐ Preliminary Information Statement	☐ Confidential, For Use of the
☒ Definitive Information Statement	Commission Only (as permitted by
☐ Definitive Additional Materials	Rule 14a-6(e)(2))
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

AMERICAN PARAMOUNT GOLD CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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AMERICAN PARAMOUNT GOLD CORP.
1878 Camino Verde Lane
Las Vegas, NV 89119
(855) 462-8882

Copies of correspondence to:
Frederick C. Bauman, Esq.
Bauman & Associates Law Firm
6440 Sky Pointe Dr., Ste 140-149
Las Vegas, NV 89131
(702) 533-8372

NOTICE OF ACTION TAKEN WITHOUT A STOCKHOLDER MEETING

Date of Mailing: January 30, 2018

TO THE STOCKHOLDERS OF AMERICAN PARAMOUNT GOLD CORP.:

The attached Information Statement is furnished by the Board of Directors (the "Board") of AMERICAN PARAMOUNT GOLD CORP. (the "Company," "we" or "us"). The Company, a Nevada corporation, is a public company registered with the Securities and Exchange Commission.

On January 8, 2018, stockholders holding 6,000,000 shares of our common stock, or approximately 70.3%, of our issued and outstanding $0.001 par value common stock ("Common Stock"), consented in writing to amend the Company's Articles of Incorporation (the "Certificate of Amendment"). This consent was sufficient to approve the Certificate of Amendment under Nevada law and our Articles of Incorporation. The attached Information Statement describes the Certificate of Amendment that the common and preferred stockholders of the Company have approved, which will increase change our corporate name to “Indigenous Roots Corp.”   The Certificate of Amendment will become effective upon filing with the Nevada Secretary of State.

NO VOTE OR OTHER ACTION OF THE COMPANY'S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

There are no stockholder dissenters' or appraisal rights in connection with any of the matters discussed in this Information Statement.

Please read this Notice and Information Statement carefully and in its entirety.  It describes the terms of the actions taken by the stockholders.

Although you will not have an opportunity to vote on the approval of the Certificate of Amendment, this Information Statement contains important information about the Certificate of Amendment.

By Order of the Board of Directors

/s/ Robert D Kay
Robert D Kay, Director

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFORMATION STATEMENT MATERIALS IN CONNECTION WITH THIS NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT:

AMERICAN PARAMOUNT GOLD CORP.
1878 Camino Verde Lane
Las Vegas, Nevada 89119
(855) 462-8882

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to the stockholders of AMERICAN PARAMOUNT GOLD CORP., a Nevada corporation (the "Company," "we" or "us"), to advise them of the corporate actions that have been authorized by written consent of stockholders of the Company which own approximately 70.3% of our issued and outstanding  common stock and no preferred shares, which combined is approximately 70.3% of the voting power of the company as of the record date of January 8, 2018 (the "Record Date"). These actions are being taken without notice, meetings or votes in accordance with the Nevada Revised Statutes (N.R.S.) Section78.320 and the Company’s Articles of Incorporation. This Information Statement is being mailed to the stockholders of the Company, as of the Record Date, on January 8, 2018.

On January 8, 2018, the Board of Directors approved, and recommended to the stockholders for approval, an amendment to the Company's Articles of Incorporation (the "Certificate of Amendment") which will change our corporate name to “Indigenous Roots Corp.”  The full text of the Certificate of Amendment is attached to this Information Statement as Appendix A.

On January 8, 2018, stockholders of the Company owning approximately 70.3% of our issued and outstanding common stock consented in writing to the Certificate of Amendment. This consent was sufficient to approve the Certificate of Amendment under Nevada law.

NO VOTE REQUIRED

We are not soliciting consents to approve the Certificate of Amendment. Nevada law and our Articles of Incorporation permit the Company to take any action which may be taken at an annual or special meeting of its stockholders by written consent, if the holders of a majority of the shares of its Common Stock sign and deliver a written consent to the action to the Company.

NO APPRAISAL RIGHTS

Under Nevada corporate law, stockholders have no appraisal or dissenters' rights in connection with the Certificate of Amendment.

INTERESTS OF CERTAIN PARTIES IN THE MATTERS TO BE ACTED UPON

None of the directors or executive officers of the Company has any substantial interest resulting from the Certificate of Amendment that is not shared by all other stockholders pro rata, and in accordance with their respective interests.

COST OF THIS INFORMATION STATEMENT

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them.

HOUSEHOLDING OF STOCKHOLDER MATERIALS

In some instances we may deliver only one copy of this Information Statement to multiple stockholders sharing a common address. If requested by phone or in writing, we will promptly provide a separate copy to a stockholder sharing an address with another stockholder. Requests by phone should be directed to our President at (702) 560-4373, and requests in writing should be sent to AMERICAN PARAMOUNT GOLD CORP., Attention President, 1878 Camino Verde Lane, Las Vegas, NV 89119.  Stockholders sharing an address who currently receive multiple copies and wish to receive only a single copy should contact their broker or send a signed, written request to us at the above address.

AMENDMENT TO THE ARTICLES OF INCORPORATION

AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE OUR CORPORATE NAME TO “INDIGENOUS ROOTS CORP”

We have engaged in the business of mineral exploration from our inception and the name “American Paramount Gold Corp.” is reflective of this history.  However, investment capital for our industry has been extremely limited since 2013, and we have been unable to attract funding to acquire or explore the mineral properties that we have identified.  We feel that, going forward, there will be more opportunities for the Company and its shareholders in cannabis related businesses and the new corporate name “Indigenous Roots Corp” is indicative of the intended new focus of our business.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides certain information regarding the ownership of our common stock, as of January 8, 2018 and as of the date of the filing of this annual report by:

•	each of our executive officers;
•	each director;
•	each person known to us to own more than 5% of our outstanding common stock; and
•	all of our executive officers and directors and as a group

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage

Common Stock	Harold Schneider (4) 203-575 Osprey Avenue Kelowna, BC	3,000,000 shares of common stock (direct)	35.15%

	Q4 Financial Group (4) 1000-355 Burrard Street Vancouver, BC	3,000,000 shares of Common stock (direct)	35.15%

Common Stock	Ron Loudoun (3) 1404-1025 Gilford Street Vancouver, BC	200,000.023%

	Michael Matvieshen (3) 1425 McCurdy Road Kelowna, BC	0	0.00%

	Robert D. Kay( (3) 200 Highway 33 W Kelowna, BC	0	0.00%

Our officers and directors as a group (3 people)		200,000.023%

(1)	Based on 8,537,618 common shares outstanding as of January 8, 2018.

(2)
For purposes of this table “beneficial ownership” is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any common shares that such person or group has the right to acquire within 60 days after January 8, 2018. For purposes of computing the percentage of outstanding common shares held by each person or group of persons named above, any shares that such person or group has the right to acquire within 60 days after January 8, 2018 are deemed outstanding but are not deemed to be outstanding for purposes of computing the percentage ownership of any other person or group.

(3)	These are the officers and directors of the Company.

(4)	Ron Loudoun is the beneficial owner of the shares in the name of Harold Schneider and is the natural person controlling Q4 Financial Group.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement may contain "forward-looking statements." All statements other than statements of historical fact are "forward-looking statements" for purposes of these provisions, including any projections of earnings, revenues or other financial items, any statement of the plans and objectives of management for future operations, and any statement of assumptions underlying any of the foregoing. These statements may contain words such as "expects," "anticipates," "plans," "believes," "projects," and words of similar meaning. These statements relate to our future business and financial performance.

Actual outcomes may differ materially from these statements. The risks listed in this Information Statement as well as any cautionary language in this Information Statement, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Information Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Information Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

ADDITIONAL INFORMATION

This Information Statement should be read in conjunction with certain reports that we previously filed with the SEC, including our:

*                Annual Report on Form 10-K for the fiscal year ended August 31, 2017; and
*                Quarterly Reports on Form 10-Q for the periods ended November 30, 2017, February 28, 2017 and May 31, 2017.

The reports we file with the SEC and the accompanying exhibits may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such materials may also be obtained from the SEC at prescribed rates. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of the Reports may be obtained from the SEC's EDGAR archives at http://www.sec.gov. We will also mail copies of our prior reports to any stockholder upon written request.

By Order of the Board of Directors

/s/ Robert D Kay
Robert D Kay
Director

Las Vegas, Nevada
January 18, 2018

Certificate of Amendment
to the
Articles of Incorporation

Pursuant to the provisions of the Sections 78.385 and 78.390 of the Nevada Revised Statutes (NRS), the undersigned corporation adopts the following Certificate of Amendment to its Articles of Incorporation:

1.	Name of corporation: AMERICAN PARAMOUNT GOLD CORP.

2.	The articles have been amended as follows:

Article 1 is deleted in its entirety and replaced with the following:

“1.   Name of corporation: INDIGENOUS ROOTS CORP”

3.
 The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is 70.3%.

4.	Effective date and time of filing: (optional) Date: _______________ Time: _________________

5.	Signature: (required)

/s/ Robert D Kay
Signature of Robert D Kay, Director

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